Kulicke & Soffa Industries Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA
215-784-6000 phone
215-659-7588 fax
www.kns.com
Exhibit 99.1

Kulicke & Soffa Reports Results for its Fourth Quarter and Fiscal Year 2009

Fort Washington, PA – November 19, 2009 – Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) (“K&S”) today announced results for its fourth fiscal quarter and year ended October 3, 2009. For the fourth quarter, the Company reported net revenue from continuing operations of $110.5 million and net income of $6.5 million or $0.09 per diluted share. This press release contains both GAAP results and non-GAAP measures.

On a non-GAAP basis* for the fourth quarter of 2009, the Company reported net revenue from continuing operations of $110.5 million with net income of $9.8 million or $0.14 per diluted share.

Quarterly GAAP Results
From Continuing Operations	Q4 2009 (14 weeks)	Change vs. Q4 2008	Change vs. Q3 2009
Net Revenue	$110.5 million	80%	112%
Gross Profit	$47.2 million	90%	140%
Gross Margin	42.7%	210 bps	494 bps
Net Income	$6.5 million	159%	147%
Net Margin	5.9%	2,385 bps	3,246 bps
EPS – Diluted	$0.09	143%	139%

Quarterly Non-GAAP Measures
From Continuing Operations	Q4 2009 (14 weeks)	Change vs. Q4 2008	Change vs. Q3 2009
Net Revenue	$110.5 million	80%	112%
Gross Profit	$47.2 million	89%	140%
Gross Margin	42.7%	202 bps	489 bps
Net Income	$9.8 million	195%	180%
Net Margin	8.8%	2,561 bps	3,234 bps
EPS – Diluted	$0.14	174%	170%
*Non-GAAP measures from continuing operations exclude: equity-based compensation; amortization of intangibles; severance; Switzerland pension plan curtailment;  tax settlement; other tax adjustments and related tax effects on non-GAAP adjustments (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).

Commenting on the results, Scott Kulicke, Chairman and Chief Executive Officer, said, “Considering the year we’ve all been through, results for the September quarter were quite good.  Revenue grew to $110 million, more than doubling since the June quarter.  This revenue growth, coupled with our previous expense reductions, returned K&S to profitability in the September quarter. For the December quarter, we currently expect revenue for this period to improve to approximately $115 to $120 million.”

Financial Highlights

•	Returned to profitability in the September quarter
•	Successfully completed an equity offering of 8.0 million shares in August 2009 for net proceeds of $38.7 million
•	Total debt at 2009 fiscal year end was $159.0 million, down $88.4 million from $247.4 million at 2008 fiscal year end
•	Total cash and cash equivalents of $144.8 million as of October 3, 2009

Key Product Trends

•	Ball bonder unit volumes up approximately 173% over June quarter levels
o	Conversion to copper wire bonding is accelerating; over 600 copper conversion kits were sold during the quarter
o	Successful launch and initial sales of ConnX-LEDPSTM automatic ball bonder
•	Highest heavy wire wedge bonder unit volumes since acquisition of Orthodyne; unit volumes increased approximately 169% over June quarter levels
•	Multiple customer qualifications of iStackPSTM automatic die bonder on-going through first quarter of fiscal 2010
o	Initial sales expected in the March 2010 quarter

Outlook for First Fiscal Quarter 2010

•	Net revenue is expected to be $115 to $120 million

Earnings Conference Call Details

A conference call to discuss these results will be held today, November 19, 2009 beginning at 9:00 AM EST. Interested parties may call (877) 407-8037 or (201) 689-8037, or log on to www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll-free (877) 660-6853 or internationally (201) 612-7415 and using the following replay access codes: 5521 (account number) and 335875 (replay ID number). A replay will also be available on the K&S website at www.kns.com/investors/events. The replay will be available via phone and website for a limited time.

Fiscal 2009 Results

From continuing operations in fiscal 2009, K&S net revenue was $225.2 million with a net loss of $58.8 million or $0.95 per diluted share. On a non-GAAP basis*, fiscal 2009 net revenue was $225.2 million with a net loss of $50.5 million or $0.81 per diluted share.

Annual GAAP Results
From Continuing Operations	FY 2009	FY 2008	Change
Net Revenue	$225.2 million	$328.1 million	-31%
Gross Profit	$88.8 million	$133.8 million	-34%
Gross Margin	39.4%	40.8%	-134 bps
Net Loss	($58.8) million	($19.6) million	-200%
Net Margin	-26.1%	-6.0%	-2,011 bps
EPS - Diluted	($0.95)	($0.37)	-157%

Annual Non-GAAP Measures
From Continuing Operations	FY 2009	FY 2008	Change
Net Revenue	$225.2 million	$328.1 million	-31%
Gross Profit	$88.9 million	$134.0 million	-34%
Gross Margin	39.5%	40.9%	-139 bps
Net Loss	($50.5) million	($9.6) million	-428%
Net Margin	-22.4%	-2.9%	1,951 bps
EPS - Diluted	($0.81)	($0.18)	-354%
*Non-GAAP measures from continuing operations exclude: equity-based compensation; amortization of intangibles; severance; facilities contractual commitments; Switzerland pension plan curtailment; goodwill impairment; U.S. pension plan termination; tax settlements; debt extinguishment; other tax adjustments and related tax effects on non-GAAP adjustments (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).

Discussion of Non-GAAP Measures

This press release contains non-GAAP financial measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management.  Management uses non-GAAP financial measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP financial measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP financial measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results
The Company excludes the following from its GAAP results in presenting non-GAAP financial measures:

- Equity-based compensation expenses. The Company recognizes the fair value of its equity-based compensation in expenses. Equity-based compensation consists of common stock, stock options and performance-based restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

- Other. The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:
•	U.S. pension plan termination
•	Debt extinguishment
•	Amortization of intangibles
•	Severance
•	Goodwill impairment
•	Facilities contractual commitments
•	Switzerland pension plan curtailment
•	Tax settlements
•	Other tax adjustments

- Tax Adjustment. Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense, adjusted for discrete quarterly items, by the GAAP operating income for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are gross profit, gross margin, net income, net margin, and EPS. The Company calculates these measures as follows:

—Gross Profit.     K&S non-GAAP gross profit excludes the effects of equity-based compensation expense recorded within cost of sales.

—Gross Margin.     K&S non-GAAP gross margin excludes the impact of equity-based compensation expense recorded within cost of sales.

—Net Income (Loss) and Earnings per Share.     K&S non-GAAP net income (loss) and EPS exclude equity-based compensation, amortization of intangibles, severance, facilities contractual commitments, Switzerland pension plan curtailment, goodwill impairment, U.S pension plan termination, tax settlements, debt extinguishment, other tax adjustments and related tax effects on non-GAAP adjustments.

—Net Margin.     K&S non-GAAP net margin reflects the Company’s net margin excluding equity-based compensation, amortization of intangibles, severance, facilities contractual commitments, Switzerland pension plan curtailment, goodwill impairment, U.S pension plan termination, tax settlements, debt extinguishment, other tax adjustments and related tax effects on non-GAAP adjustments.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a global leader in the design and manufacture of semiconductor assembly equipment. As one of the pioneers of the industry, K&S has provided customers with market leading packaging solutions for decades. In recent years K&S has expanded its product offerings through strategic acquisitions, adding die bonding, wedge bonding and a broader range of expendable tools to its core ball bonding products. Combined with its extensive expertise in process technology, K&S is well positioned to help customers meet the challenges of assembling the next-generation semiconductor devices. (www.kns.com)

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to accelerating conversion to copper wire bonding and future revenue, sales, demand for our products and product development. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: difficult global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; the risk of failure to successfully integrate Orthodyne; the risk that anticipated customer orders may not materialize or that orders received may be postponed or canceled, generally without charges; the volatility in the demand for semiconductors and our products and services; the risk that we may not be able to develop and manufacture new products and product enhancements on a timely and cost effective basis; acts of terrorism and violence;  risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations;  and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2008 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Tom Johnson
Director – Investor Relations & Corporate Communications
Kulicke & Soffa
P: 215.784.6411
F: 215.784.6167
tjohnson@kns.com

Claire E. McAdams
Headgate Partners LLC
P: 530.265.9899
F: 530.265.9699
claire@headgatepartners.com

#   #   #

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)
	Three months ended		Twelve months ended
	September 27,	October 3,	September 27,	October 3,
	2008	2009	2008	2009

Net revenue	$61,230	$110,516	$328,050	$225,240

Cost of sales	36,364	63,315	194,257	136,397

Gross profit	24,866	47,201	133,793	88,843

Selling, general and administrative	22,304	26,600	89,356	106,175
Research and development	14,683	12,561	59,917	53,483
Impairment of goodwill	-	-	-	2,709
U.S. pension plan termination	-	-	9,152	-

Total operating expenses	36,987	39,161	158,425	162,367

Income (loss) from operations	(12,121)	8,040	(24,632)	(73,524)

Interest income	1,004	84	4,732	1,106
Interest expense	(892)	(620)	(3,499)	(2,601)
Gain on extinguishment of debt	-	-	170	3,965

Income (loss) from continuing operations before income taxes	(12,009)	7,504	(23,229)	(71,054)

Income tax (benefit) expense	(992)	1,035	(3,610)	(12,279)

Income (loss) from continuing operations	(11,017)	6,469	(19,619)	(58,775)

Income (loss) from discontinued operations, net of tax	6,408	(716)	23,441	22,011

Net income (loss)	$(4,609)	$5,753	$3,822	$(36,764)

Income (loss) per share from continuing operations:
Basic	$(0.21)	$0.10	$(0.37)	$(0.95)
Diluted	$(0.21)	$0.09	$(0.37)	$(0.95)

Income per share from discontinued operations:
Basic	$0.12	$(0.01)	$0.44	$0.36
Diluted	$0.12	$(0.01)	$0.44	$0.36

Net income (loss) per share:
Basic	$(0.09)	$0.09	$0.07	$(0.59)
Diluted	$(0.09)	$0.08	$0.07	$(0.59)

Weighted average shares outstanding:
Basic	53,621	65,754	53,449	62,188
Diluted	53,621	70,082	53,449	62,188

Equity-based compensation expense included in continuing operations:
Cost of sales	$65	$25	$252	$64
Selling, general and administrative	513	401	3,711	649
Research and development	192	199	1,442	674
Total	$770	$625	$5,405	$1,387

	Three months ended		Twelve months ended
	September 27,	October 3,	September 27,	October 3,
	2008	2009	2008	2009

Additional financial data:
Depreciation and amortization
Continuing operations	$2,336	$5,861	$9,080	$22,233
Discontinued operations	$241	$-	$968	$-

Capital expenditures
Continuing operations	$1,544	$865	$7,850	$5,264
Discontinued operations	$32	$-	$151	$-

	September 27,	October 3,
	2008	2009

Backlog of orders
Continuing operations	$50,000	$42,000
Discontinued operations	$22,000	$-

Number of employees
Continuing operations	2,496	2,202
Discontinued operations	293	-

Note –	Statements of operations and additional financial data reflect the sale of the company's Wire business as a discontinued operation.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	September 27,	October 3,
	2008	2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$144,932	$144,560
Restricted cash	35,000	281
Short-term investments	6,149	-
Accounts and notes receivable, net of allowance for doubtful accounts of $1,376 and $1,378 respectively	56,643	95,779
Inventories, net	27,236	41,489
Prepaid expenses and other current assets	18,729	11,566
Deferred income taxes	2,118	1,786
Current assets of discontinued operations	127,958	-

TOTAL CURRENT ASSETS	418,765	295,461

Property, plant and equipment, net	36,900	36,046
Intangible assets	386	48,656
Goodwill	2,709	26,698
Other assets	5,468	5,465
Non-current assets of discontinued operations	32,909	-

TOTAL ASSETS	$497,137	$412,326

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$72,412	$48,964
Accounts payable	25,028	39,908
Accrued expenses and other current liabilities	27,255	32,576
Income taxes payable	569	1,612
Current liabilities of discontinued operations	34,411	-

TOTAL CURRENT LIABILITIES	159,675	123,060

Long term debt	175,000	110,000
Other liabilities	37,780	10,273
Deferred income taxes	21,591	16,282
Other liabilities of discontinued operations	624	-

TOTAL LIABILITIES	394,670	259,615

SHAREHOLDERS' EQUITY
Common stock, no par value	295,841	383,417
Treasury stock, at cost	(46,118)	(46,356)
Accumulated deficit	(149,465)	(186,229)
Accumulated other comprehensive income	2,209	1,879

TOTAL SHAREHOLDERS' EQUITY	102,467	152,711

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$497,137	$412,326

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	September 27, 2008	October 3, 2009	September 27, 2008	October 3, 2009

Net cash provided by (used in) operating activities, continuing operations	$1,999	$(10,161)	$26,936	$(51,407)
Net cash provided by (used in) operating activities, discontinued operations	3,020	(417)	1,126	(2,116)
Net cash provided by (used in) operating activities	$5,019	$(10,578)	$28,062	$(53,523)

Net cash provided by (used in) investing activities, continuing operations	(24,155)	1,441	(29,599)	(51,453)
Net cash provided by (used in) investing activities, discontinued operations	(37)	-	(193)	149,857
Net cash provided by (used in) investing activities	$(24,192)	$1,441	$(29,792)	$98,404

Net cash provided by (used in) financing activities	5	38,865	(3,282)	(45,439)
Effect of exchange rate changes on cash and cash equivalents	(96)	145	(627)	185
Changes in cash and cash equivalents	$(19,264)	$29,873	$(5,639)	$(373)
Cash and cash equivalents, beginning of period	164,196	114,687	150,571	144,933
Cash and cash equivalents, end of period	$144,932	$144,560	$144,932	$144,560

Short-term investments	6,149	-	6,149	-
Restricted cash	35,000	281	35,000	281
Total Cash, cash equivalents, restricted cash and short-term investments	$186,081	$144,841	$186,081	$144,841

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
(In thousands)
(Unaudited)
Fiscal 2009:
		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated
Three months ended October 3, 2009

Net revenue	$92,356	$18,160	$110,516
Cost of sales	56,270	7,045	63,315
Gross profit	36,086	11,115	47,201
Operating expenses	32,958	6,203	39,161
Income from continuing operations	$3,128	$4,912	$8,040

Fiscal year ended October 3, 2009

Net revenue	$170,536	$54,704	$225,240
Cost of sales	111,103	25,294	136,397
Gross profit	59,433	29,410	88,843
Operating expenses	135,465	24,193	159,658
Impairment of goodwill	2,709	-	2,709
Income (loss) from continuing operations	$(78,741)	$5,217	$(73,524)

Fiscal 2008:
		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated
Three months ended September 27, 2008

Net revenue	$46,958	$14,272	$61,230
Cost of sales	28,949	7,415	36,364
Gross profit	18,009	6,857	24,866
Operating expenses	31,234	5,753	36,987
Income (loss) from continuing operations	$(13,225)	$1,104	$(12,121)

Fiscal year ended September 27, 2008

Net revenue	$271,019	$57,031	$328,050
Cost of sales	165,499	28,758	194,257
Gross profit	105,520	28,273	133,793
Operating expenses	122,302	26,971	149,273
U.S. pension plan termination	9,152	-	9,152
Income (loss) from continuing operations	$(25,934)	$1,302	$(24,632)

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)
	Three months ended	Three months ended	Twelve months ended	Twelve months ended
	September 27,	October 3,	September 27,	October 3,
	2008	2009	2008	2009

	(GAAP results)

Net revenue	$61,230	$110,516	$328,050	$225,240
Gross profit	24,866	47,201	133,793	88,843
Income (loss) from operations	(12,121)	8,040	(24,632)	(73,524)
Net income (loss) from continuing operations	(11,017)	6,469	(19,619)	(58,775)

Weighted average shares outstanding, continuing operations
Basic	53,621	65,754	53,449	62,188
Diluted	53,621	70,082	53,449	62,188

Net income (loss) per share from continuing operations
Basic	$(0.21)	$0.10	(0.37)	$(0.95)
Diluted	$(0.21)	$0.09	(0.37)	$(0.95)

	(Non-GAAP measures)

Net revenue	$61,230	$110,516	$328,050	$225,240
Gross profit	24,931	47,226	134,045	88,907
Income (loss) from operations	(11,310)	12,275	(9,889)	(47,011)
Net income (loss) from continuing operations	(10,273)	9,760	(9,573)	(50,527)

Weighted average shares outstanding, continuing operations
Basic	53,621	65,754	53,449	62,188
Diluted	53,621	70,082	53,449	62,188

Net income (loss) per share from continuing operations
Basic	$(0.19)	$0.15	$(0.18)	$(0.81)
Diluted	$(0.19)	$0.14	$(0.18)	$(0.81)

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)
		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated

Fiscal 2009:

Three months ended October 3, 2009
	(GAAP results)

Net revenue	$92,356	$18,160	$110,516
Gross profit	36,086	11,115	47,201
Income from operations	3,128	4,912	8,040

	(Non-GAAP measures)

Net revenue	$92,356	$18,160	$110,516
Gross profit	36,107	11,119	47,226
Income from operations	6,605	5,670	12,275

Fiscal year ended October 3, 2009
	(GAAP results)

Net revenue	$170,536	$54,704	$225,240
Gross profit	59,433	29,410	88,843
Income (loss) from operations	(78,741)	5,217	(73,524)

	(Non-GAAP measures)

Net revenue	$170,536	$54,704	$225,240
Gross profit	59,519	29,388	88,907
Income (loss) from operations	(59,773)	12,762	(47,011)

Fiscal 2008:

Three months ended September 27, 2008
	(GAAP results)

Net revenue	$46,958	$14,272	$61,230
Gross profit	18,009	6,857	24,866
Income (loss) from operations	(13,225)	1,104	(12,121)

	(Non-GAAP measures)

Net revenue	$46,958	$14,272	$61,230
Gross profit	18,043	6,888	24,931
Income (loss) from operations	(12,631)	1,321	(11,310)

Fiscal year ended September 27, 2008
	(GAAP results)

Net revenue	$271,019	$57,031	$328,050
Gross profit	105,520	28,273	133,793
Income (loss) from operations	(25,934)	1,302	(24,632)

	(Non-GAAP measures)

Net revenue	$271,019	$57,031	$328,050
Gross profit	105,657	28,388	134,045
Income (loss) from operations	(12,474)	2,585	(9,889)

CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended		Three months ended		Twelve months ended		Twelve months ended
	September 27,	% of	October 3,	% of	September 27,	% of	October 3,	% of
	2008	Revenue	2009	Revenue	2008	Revenue	2009	Revenue

Net revenue (GAAP results)	$61,230		$110,516		$328,050		$225,240
Net revenue (Non-GAAP measures)	61,230		110,516		328,050		225,240

Gross profit (GAAP results)	24,866	40.6%	47,201	42.7%	133,793	40.8%	88,843	39.4%
- Equity-based compensation expense	65		25		252		64
Gross profit (Non-GAAP measures)	24,931	40.7%	47,226	42.7%	134,045	40.9%	88,907	39.5%

Loss from operations (GAAP results)	(12,121)	-19.8%	8,040	7.3%	(24,632)	-7.5%	(73,524)	-32.6%
- Equity-based compensation expense	770		625		5,405		1,387
- Severance plan	-		1,229		-		8,351
- Impairment of goodwill	-		-		-		2,709
- Facilities contractual commitments	-		-		-		2,608
- Switzerland pension plan curtailment	-		-		-		(1,446)
- Tax settlement expense	-		(400)		-		1,812
- U.S. pension plan termination	-		-		9,152		-
- Amortization of intangibles	41		2,781		186		11,092
Income (loss) from operations (Non-GAAP measures)	(11,310)	-18.5%	12,275	11.1%	(9,889)	-3.0%	(47,011)	-20.9%

Net loss (GAAP results)	(11,017)	-18.0%	6,469	5.9%	(19,619)	-6.0%	(58,775)	-26.1%
- Equity-based compensation expense	770		625		5,405		1,387
- Severance plan	-		1,229		-		8,351
- Impairment of goodwill	-		-		-		2,709
- Facilities contractual commitments	-		-		-		2,608
- Switzerland pension plan curtailment	-		-		-		(1,446)
- Tax settlement expense	-		(400)		-		1,812
- U.S. pension plan termination	-		-		9,152		-
- Amortization of intangibles	41		2,781		186		11,092
- Gain on extinguishment of debt	-		-		(170)		(3,965)
- Tax settlement benefit	-		-		-		(12,154)
- Other tax adjustments	-		-		-		(1,047)
- Tax effect of non-GAAP adjustments	(67)		(944)		(4,527)		(1,099)
Net income (loss) (Non-GAAP measures)	(10,273)	-16.8%	9,760	8.8%	(9,573)	-2.9%	(50,527)	-22.4%

Weighted average shares outstanding, continuing operations (GAAP & Non-GAAP)
Basic	53,621		65,754		53,449		62,188
Diluted	53,621		70,082		53,449		62,188

Net income (loss) per share from continuing operations (GAAP results)
Basic	$(0.21)		$0.10		$(0.37)		$(0.95)
Diluted	$(0.21)		$0.09		$(0.37)		$(0.95)

Adjustments to net income per share
Basic	$0.02		$0.05		$0.19		$0.14
Diluted	$0.02		$0.05		$0.19		$0.14

Net income (loss) per share from continuing operations (Non-GAAP measures)
Basic	$(0.19)		$0.15		$(0.18)		$(0.81)
Diluted	$(0.19)		$0.14		$(0.18)		$(0.81)

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

			Expendable
	Equipment	% of	Tools	% of
	Segment	Revenue	Segment	Revenue	Consolidated

Fiscal 2009:

Three months ended October 3, 2009

Net revenue (GAAP results)	92,356		18,160		110,516
Net revenue (Non-GAAP measures)	92,356		18,160		110,516

Gross profit (GAAP results)	36,086	39.1%	11,115	61.2%	47,201
- Equity-based compensation expense	21		4		25
Gross profit (Non-GAAP measures)	36,107	39.1%	11,119	61.2%	47,226

Income from operations (GAAP results)	3,128	3.4%	4,912	27.0%	8,040
- Equity-based compensation expense	536		89		625
- Severance plan	817		412		1,229
- Tax settlement expense	-		(400)		(400)
- Amortization of intangibles	2,124		657		2,781
Income from operations (Non-GAAP measures)	6,605	7.2%	5,670	31.2%	12,275

Fiscal year ended October 3, 2009

Net revenue (GAAP results)	170,536		54,704		225,240
Net revenue (Non-GAAP measures)	170,536		54,704		225,240

Gross profit (GAAP results)	59,433	34.9%	29,410	53.8%	88,843
- Equity-based compensation expense	86		(22)		64
Gross profit (Non-GAAP measures)	59,519	34.9%	29,388	53.7%	88,907

Income (loss) from operations (GAAP results)	(78,741)	-46.2%	5,217	9.5%	(73,524)
- Equity-based compensation expense	1,218		169		1,387
- Severance plan	5,858		2,493		8,351
- Impairment of goodwill	2,709		-		2,709
- Facilities contractual commitments	2,165		443		2,608
- Switzerland pension plan curtailment	(1,446)		-		(1,446)
- Tax settlement expense	-		1,812		1,812
- Amortization of intangibles	8,464		2,628		11,092
Income (loss) from operations (Non-GAAP measures)	(59,773)	-35.1%	12,762	23.3%	(47,011)

Fiscal 2008:

Three months ended September 27, 2008

Net revenue (GAAP results)	46,958		14,272		61,230
Net revenue (Non-GAAP measures)	46,958		14,272		61,230

Gross profit (GAAP results)	18,009	38.4%	6,857	48.0%	24,866
- Equity-based compensation expense	34		31		65
Gross profit (Non-GAAP measures)	18,043	38.4%	6,888	48.3%	24,931

Income (loss) from operations (GAAP results)	(13,225)	-28.2%	1,104	7.7%	(12,121)
- Equity-based compensation expense	553		217		770
- Amortization of intangibles	41		-		41
Income (loss) from operations (Non-GAAP measures)	(12,631)	-26.9%	1,321	9.3%	(11,310)

Fiscal year ended September 27, 2008

Net revenue (GAAP results)	271,019		57,031		328,050
Net revenue (Non-GAAP measures)	271,019		57,031		328,050

Gross profit (GAAP results)	105,520	38.9%	28,273	49.6%	133,793
- Equity-based compensation expense	137		115		252
Gross profit (Non-GAAP measures)	105,657	39.0%	28,388	49.8%	134,045

Income (loss) from operations (GAAP results)	(25,934)	-9.6%	1,302	2.3%	(24,632)
- Equity-based compensation expense	4,122		1,283		5,405
- U.S. pension plan termination	9,152		-		9,152
- Amortization of intangibles	186		-		186
Income (loss) from operations (Non-GAAP measures)	(12,474)	-4.6%	2,585	4.5%	(9,889)